UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2010

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-33405	36-4485429
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois		60445
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

On June 15, 2010, the Board of Directors of A.J. Smith Federal Savings Bank (the “Bank”), the wholly-owned subsidiary of AJS Bancorp, Inc. approved the adoption of the Employment Agreement (the “Contract”) between the Bank and Thomas R. Butkus, Chief Executive Officer and Chairman of the Board.  The content of the Contract is substantially the same as the Contract dated June 16, 2009 between the Bank and Mr. Butkus, which was previously filed with the Securities and Exchange Commission.  The Contract was extended for another year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AJS BANCORP, INC.

DATE: June 21, 2010	By:	/s/ Lyn G. Rupich
Lyn G. Rupich
President/Chief Operating Officer